UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 15, 2005


                               WESCORP ENERGY INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                    000-30095            33-0921967
(State or other jurisdiction of       (Commission          (IRS Employer
        incorporation)                File Number)       Identification No.)


              8711 - 50TH AVENUE, EDMONTON, ALBERTA, CANADA T6H 5H4
               (Address of principal executive offices) (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

        Registrant's telephone number, including area code (780) 482-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 15, 2005, Wescorp Energy Inc. ("Wescorp" or the "Corporation") entered into a Subscription Agreement with AHC Holdings Inc. (the "Purchaser") pursuant to which Wescorp agreed to sell and the Purchaser agreed to purchase 2,212,277 Units at a price of US$0.87 per Unit. Each Unit is comprised of One (1) common share of the Corporation (the "Common Share") and One (1) Common Share purchase warrant (the "Warrant") each of which may be exercised at any time up to December 31, 2006 as follows:

(a) if exercised on or before December 31, 2005 the holder of each Warrant shall be entitled to purchase one (1) Common Share for each Warrant held for $US1.00 per Common Share; and

(b) thereafter until December 31, 2006 the holder of each Warrant shall be entitled to purchase one (1) Common Share for each Unit held for US$2.00 per Common Share.

The Purchaser is an "accredited investor" who is a non-US resident living outside the United States and who purchased the Units in reliance upon an exemption from registration under Regulation S of the Securities Act of 1933 as amended.

The Purchaser has agreed to receive the 2,212,277 Units as repayment of a loan in the amount of $1,924,681.18 owing to the Purchaser by the Corporation. The Purchaser is controlled by Alfred H. Comeau, a director of the Corporation.

This summary description of the financing described by the agreements does not purport to be complete and is qualified in its entirety by reference to the form of the agreements and other documents that are filed as exhibits hereto.

ITEM 3.02         UNREGISTERED SALES OF EQUITY SECURITIES.

On March 15, 2005,  Wescorp sold 2,212,277 Units to AHC Holdings Inc. See. "Item
1.01 Entry Into a Material Definitive Agreement" for details.

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits:

REGULATION
S-B NUMBER                              DOCUMENT

   10.1 Form of Subscription dated as of March 15, 2005 between Wescorp Energy Inc. and the Purchaser named therein.

   10.2          Form of Common Stock Purchase Warrant

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WESCORP ENERGY INC.


March 15, 2005                       By:  /s/ DOUG BILES
                                        ---------------------------------
                                          Doug Biles
                                          President and Chief Executive Officer